Exhibit 77C
          Kemper U.S. Government Securities Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2719
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              352,049,074
                       WITHHELD          10,738,513

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              352,339,304
                       WITHHELD          10,448,283

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              352,303,026
                       WITHHELD          10,484,561

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              352,339,304
                       WITHHELD          10,448,283

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              352,121,632
                       WITHHELD          10,665,955

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR              352,049,074
                       WITHHELD          10,738,513












          Exhibit 77C
          Kemper U.S. Government Securities Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2719
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              351,903,959
                       WITHHELD          10,883,628

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              352,230,468
                       WITHHELD          10,557,119

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR              352,303,026
                       WITHHELD          10,484,561


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR              344,332,398
                       AGAINST            4,281,587
                       ABSTAIN           14,183,602




























          Exhibit 77C
          Kemper U.S. Government Securities Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2719
          Page 3


          Item 3:  New Investment Management Agreement


                    Vote         Number
                    ----         -----------
                    FOR          335,414,438
                    AGAINST        4,914,025
                    ABSTAIN       19,459,124


          Item 4B:  New Rule 12B-1 Distribution Plan (For Class B
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR           2,547,288
                    AGAINST          30,947
                    ABSTAIN         142,751


          Item 4C:  New Rule 12B-1 Distribution Plan (For Class C
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR             141,327
                    AGAINST               8
                    ABSTAIN           9,324






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